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                                                                    Exhibit 23.4


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholders
O'Grady-Peyton International (USA), Inc.


We consent to the use of our report dated May 11, 2001, included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                  /s/ KPMG LLP

Atlanta, Georgia
August 20, 2001